Recent developments	12 Months Ended
Dec. 31, 2025
Business Combination, Asset Acquisition, Transaction between Entities under Common Control, and Joint Venture Formation [Abstract]
Recent Developments
Note 3. Recent developments
Termination of Merger Agreement with Desktop Metal
On May 25, 2023, the Company and Desktop Metal, Inc. (“Desktop Metal”), jointly announced their entry into a merger agreement, whereby a wholly-owned Delaware subsidiary of the company was to merge with and into Desktop Metal, with Desktop Metal surviving the merger as a wholly-owned subsidiary of the Company. On September 28, 2023, the Company held an extraordinary general meeting of its shareholders, at which the merger was presented for the approval of the Company’s shareholders. The merger proposal was not approved, and accordingly, pursuant to its rights under the merger agreement, the Company terminated the merger agreement with Desktop Metal, effective immediately on September 28, 2023. As a result, the Company recorded a termination fee of $10.0 million, which was included under selling, general & administrative expenses and was paid to Desktop Metal.
Nano Dimension Tender Offer and Board Contest
On May 25, 2023, following the announcement of the then-prospective merger with Desktop Metal, Nano Dimension Ltd. (“Nano”), a 14.1% shareholder of the Company, launched a hostile partial tender offer whereby it sought to acquire—including shares already held by it— between 53% and 55% of the Company’s outstanding ordinary shares. The price offered by Nano in its tender offer was ultimately raised to $25.00 per share, with an accompanying reduction as to the percentage of Company shares to be held by it upon consummation of the offer, to between 46% and 51%, and the offer was extended ultimately through July 31, 2023. The offer expired on July 31, 2023 and Nano did not receive enough tendered shares and was therefore unable to complete the purchase of any of the Company ordinary shares pursuant to the offer.
The Company was also subject to litigation with Nano in an Israeli district court regarding the Company's shareholder rights plan, Nano’s tender offer, and the contested board election. The litigation has not changed the outcome of any of the developments described above. Please see Note 11.
3D Systems Offers
On May 30, 2023, June 27, 2023, and July 13, 2023, the Company received unsolicited non-binding indicative proposal from 3D Systems Corporation (“3D Systems”) to merge with the Company, in which 3D Systems offered some cash and a certain number of shares of common stock of 3D Systems. The Stratasys board at first determined that the 3D Systems proposal of July 13th would reasonably be expected to result in a “Superior Proposal” under the merger agreement with Desktop Metal and authorized Company management to enter into discussions with 3D Systems with respect to that proposal. Following an extensive due diligence process, after consultation with its outside financial and legal advisors, and after communications with 3D Systems that led to an updated proposal, the Stratasys board of directors unanimously determined that the 3D Systems' proposal continued to significantly undervalue Stratasys and did not constitute a “Superior Proposal” pursuant to the terms of the merger agreement with Desktop Metal, and accordingly terminated discussions with 3D Systems.
Strategic Alternatives Process
On September 28, 2023, the Company announced that it had initiated a comprehensive process to explore strategic alternatives for the Company, following the termination of the merger agreement with Desktop Metal. On August 29, 2024, the Company announced that it had concluded that process, and that its board of directors had decided upon certain strategic actions to be implemented, including:
•the Company’s streamlining of operations and enhancement of its go-to-market strategy to focus on the highest growth potential products, materials and software solutions; and
•the Company’s reduction of its workforce by the end of 2024 by approximately 15%
The steps outlined in the strategic plan were expected to produce significant annual cost savings and improve profitability at current revenue levels, see also Note 18 regarding restructuring costs. In addition, the plan called for the Company to remain well-positioned to act upon further strategic opportunities in the 3D printing industry if and when they may arise.